SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 1, 2005.


                          SENTRY TECHNOLOGY CORPORATION
                          -----------------------------

               (Exact Name of Registrant as specified in charter)

          Delaware                   1-12727             96-11-3349733
  -------------------------        ------------        ----------------
  (State or other jurisdic-        (Commission          (IRS Employer
   tion of incorporation)          File Number)       Identification No.)


     1881 Lakeland Avenue, Ronkonkoma, New York                   11779
  ---------------------------------------------------------      --------
    (Address of principal executive offices)                     (Zip Code)


                                  631/ 739-2100
                            ------------------------
               Registrant's telephone number, including area code


                                       N/A
              ----------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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INFORMATION TO BE INCLUDED IN THIS REPORT

ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)(1) Previous independent accountants

(i) Effective August 1, 2005, we dismissed Holtz Rubenstein Reminick LLP ("HRR") as our independent accountant.

(ii) The reports of HRR on our financial statements for the fiscal years ended December 31, 2003 and 2004 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The decision to change our independent accountant was approved by our Board of Directors.

(iv) In connection with the audits of the our two most recent fiscal years ended December 31, 2003 and 2004, and for the subsequent interim periods preceding this dismissal, there were no disagreements with HRR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of HRR, would have caused HRR to make reference to the subject matter of the disagreement in connection with its reports on our financial statements for such years or interim periods.

We have provided a copy of this report to HRR and requested that it furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by us in response to this item. A copy of that letter, dated August 2, 2005 is filed as Exhibit 16.1 of this Form 8-K.

(a)(2) New independent accountants

Effective August 1, 2005, we engaged SF Partnership LLP ("SF") as our new independent accountant to conduct the audits of the operations of the Company's financial statements for the year ended December 31, 2005. Prior to August 1, 2005, there were no consultations between Sentry and SF regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements.

Item 9.01.  Financial Statements and Exhibits.

(c)    Exhibits

Exhibit 16.1 - Holtz Rubenstein Reminick LLP letter to Securities and Exchange Commission.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTRY TECHNOLOGY CORPORATION


By:  /s/ Peter J. Mundy                                  Date:  August 3, 2005
  ----------------------------
         Peter J. Mundy
         Vice President and Chief Financial Officer


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